UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 5, 2015

Enerpulse Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54092	27-2969241
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2451 Alamo Ave SE Albuquerque, New Mexico 87106
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:	(505) 842-5201

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 –  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers.

2013 Enerpulse Technologies, Inc. Incentive Plan Amendment

The Board of Directors (the “Board”) of Enerpulse Technologies, Inc. (the “Company”) previously approved, subject to shareholder approval, an amendment to the Company’s 2013 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance under the Plan to a number equal to ten percent (10%) of the outstanding shares of common stock. According to the results from the annual meeting held May 5, 2015 (the “Annual Meeting”), the Company’s shareholders approved the amendment to the Plan. The text and a description of the amendment approved, and of the Plan as a whole, was included in the Company’s 2015 proxy statement prepared for the Annual Meeting filed with the Securities and Exchange Commission on April 17, 2015, under the heading “Proposal 3 - Amend the 2013 Equity Incentive Plan to Increase the Number of Shares Authorized to be Issued.” Such descriptions of the amendment and of the Plan as a whole are incorporated by reference into this Item 5.02 of this report.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The shareholders considered three proposals at the Annual Meeting, each of which is described in detail in the Company’s definitive proxy statement dated April 17, 2015. The total number of shares represented in person or by proxy at the Annual Meeting was 8,790,939 or 58.5 percent of the 15,022,380 shares eligible to vote. The results of the votes are as follows:

Proposal 1 - Election of directors

The individuals listed below received the highest number of affirmative votes of the outstanding shares of the Company's common stock present or represented by proxy and voting at the Annual Meeting and were elected at the Annual Meeting to serve a one-year term on the Board.

	For	Against	Abstain	Broker Non-Votes
F. Henry Habicht II	7,142,865	218,812	1,437	1,427,825
Joseph E. Gonnella	7,361,677	0	1,437	1,427,825
Timothy L. Ford	7,361,677	0	1,437	1,427,825
Ira Greenstein	7,361,677	0	1,437	1,427,825
Craig Porter	7,361,677	0	1,437	1,427,825

Proposal 2 - Ratification of the appointment of GHP Horwath, P.C. as the Company's independent registered public accounting firm for fiscal year ending December 31, 2015

The shareholders ratified the appointment of GHP Horwath, P.C. as the Company's independent registered public accounting firm for fiscal year ending December 31, 2015.

For	Against	Abstain	Broker Non-Votes
8,787,602	3,237	100	0

Proposal 3 - To approve an amendment to the 2013 Enerpulse Technologies, Inc. Incentive Plan

The shareholders approved the management proposal to amend the Plan, as described in the proxy materials.

For	Against	Abstain	Broker Non-Votes
7,142,765	1,437	218,912	1,427,825

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERPULSE TECHNOLOGIES, INC.

Date: May 7, 2015	By:	/s/ Joseph E. Gonnella
	Name:	Joseph E. Gonnella